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                                                                EXHIBIT 10(b)(2)

                    AMENDMENT TO THE 1ST SOURCE CORPORATION
                EMPLOYEES' MONEY PURCHASE PENSION PLAN AND TRUST
               AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989


     WHEREAS, 1ST SOURCE CORPORATION, (hereinafter referred to as the "Sponsoring Employer") previously adopted the 1st Source Corporation Employees' Money Purchase Pension Plan and Trust (hereinafter referred to as the "Plan"); and

     WHEREAS, the Plan allows for its amendment under Section 12.03 of the Plan; and

     WHEREAS, the Sponsoring Employer desires to amend the Plan as indicated herein.

     NOW, THEREFORE, the Employer hereby amends the Plan effective as of the dates indicated as follows:

1. Effective January 1, 1998, all references in the Plan (including Section 4.03F and 6.03A) which mention a $3,500 dollar amount in regard to making a distribution of Participants' Accrued Benefits without the consent of the Participant or the Participant's spouse shall be changed to $5,000 (or such other dollar amount as may be provided from time to time under Code 411
     (a)(11)(A)).

2.   Section 4.02B(1) is amended by restating such paragraph as follows:

     4.02B(1) Commencement of Benefits: Except as provided below, and notwithstanding anything contained herein to the contrary, any benefits to which a Participant is entitled shall be distributed or commence to be distributed, no later than the first day of April following the calendar year in which the later of the following two events occur:

     (a)  Such individual attains age 70-1/2, or

     (b) If later, date of actual retirement (termination of employment) by the Participant. Provided, further, if a Participant who is still employed by the Employer has begun to receive his or her benefits, such Participant if not currently or previously a "five percent (5%) owner" (as defined in Section 416(I) of the Code) while receiving distributions (and subject to reasonable procedures adopted by the Plan Administrator from time to time) may elect to discontinue distribution until actual retirement (termination of employment).

     Provided, however, any five percent (5%) owner (as defined in Section 416(I) of the Code) shall be required to have his or her benefits distributed or commenced to be distributed no later than the first day of April following the calendar year in which such individual attains age 70-1/2 without regard to the actual date of retirement and without regard to anything in this Plan to the contrary.

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     The  distribution  rules contained in this Section 4.02B(1) shall not apply to a Participant  who has executed a designation  prior to January 1, 1984,
     in   accordance   with  Section   242(b)  of  the  Tax  Equity  and  Fiscal
     Responsibility Act of 1982.

     All  distributions  hereunder  shall be in  accordance  with  Code  section
     401(a)(9)(C),   as  amended  from  time  to  time,  and  valid  regulations thereunder, which are incorporated hereby by this reference.

3.  Effective December 12, 1994, Section 13.07 is added as follows:

13.07 MILITARY SERVICE CREDIT.

     a. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

     b. With respect to Participants who have loans outstanding under Article VII hereof who join the military service, loan repayments for such Participants may be suspended by the Plan Administrator under this Plan to the extent permitted under Section 414(u) of the Internal Revenue Code.

4. Except as hereby amended, the Plan as currently in existence is hereby reaffirmed in its entirety. However, these amendments shall be effective only to the extent that each one is in compliance with the requirements of the Code and ERISA. To the extent that any of the foregoing amendments are determined to cause the Plan not to qualify under applicable Code or ERISA provisions, then any such amendment causing such disqualifications shall be considered void to the extent necessary to have this Plan continue to be qualified under applicable Code and ERISA requirements.

1ST SOURCE CORPORATION - "Sponsoring Employer"

By:        /s/ Larry E. Lentych
         -------------------------------------

Title:     C.F.O.
         -------------------------------------

Date:      7/20/99
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